Exhibit 99.1

Financial Contact: Mike Knapp Knowles Investor Relations Phone: (630) 238-5236 Email: mike.knapp@knowles.com

Knowles Announces Preliminary First Quarter 2020 Results and Sets Date to Review Detailed Results

ITASCA, Ill., Apr. 13, 2020 - Knowles Corporation (NYSE: KN), a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, today announced preliminary results for the quarter ended March 31, 2020. The Company expects the COVID-19 pandemic to have a greater impact than originally anticipated when it provided its first quarter outlook on February 4, 2020.

•Revenue for the first quarter of 2020 is expected to be $163 million.
•The Company expects a diluted loss per share from continuing operations for the first quarter of 2020 to be ($0.16) to ($0.12).
•On a non-GAAP, continuing operations basis, diluted earnings per share is expected to be $0.00 to $0.04.
•These preliminary financial results are subject to completion of the Company’s customary quarterly closing and review procedures.

“In the first quarter of 2020, COVID-19 caused significant disruptions within Knowles’ manufacturing operations across Asia which negatively impacted plant productivity within our Audio segment,” said Jeffrey Niew, president and CEO of Knowles. “We have made progress in returning our China facilities to more normalized operations but saw lower-than-planned labor productivity and factory utilization in Malaysia and the Philippines throughout the first quarter.”

“While our manufacturing facilities in the U.S. are currently operating as essential businesses in states that have issued “shelter-in-place” orders, COVID-19 has resulted in limited disruptions and we have instituted measures that balance employee safety with meeting the needs of our customers. As we navigate these challenges globally, we continue to focus on the health and safety of all our employees, customers and partners worldwide.”

“We anticipate that our strong balance sheet and diversified customer base and end markets will enable us to weather this difficult period and allow us to continue to invest to support future growth when markets return to a more normalized level,” continued Niew.

The Company will provide a more detailed review of its financial results and business when it reports its first quarter 2020 results on May 4. There will be no conference call associated with this press release.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company’s quarterly financial conference call at http://investor.knowles.com. The live webcast will begin on May 4, 2020 at 3:30 p.m. Central time. The webcast replay will be available after 7:00 p.m. Central time that day.

Investors can also listen to the conference call at 3:30 p.m. Central time on May 4, 2020 by calling (844) 589-0917 (United States) or (647) 253-8649 (International). The conference call replay will be available after 7:00 p.m. Central time May 4, 2020 through 11:59 p.m. Central time on May 11, 2020 at (800) 585-8367 (United States) or (416) 621-4642 (International). The access code is 8347754.

Non-GAAP Financial Measures
In addition to the GAAP results included in this press release, Knowles has presented supplemental expected non-GAAP diluted earnings per share for the first quarter of 2020 that excludes approximately $0.05 per share in restructuring charges, $0.05 per share in amortization of intangibles and debt discount, $0.04 per share in stock-based compensation, and $0.02 per share of income tax effects that are included in diluted earnings per share, the most directly comparable GAAP measure. These non-GAAP measures are used to facilitate evaluation of Knowles’ operating performance. Non-GAAP results are not presented in accordance with GAAP. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Knowles believes that non-GAAP measures are useful as supplements to its GAAP results of operations to evaluate certain aspects of its operations and financial performance, and its management team primarily focuses on non-GAAP items in evaluating Knowles’ performance for business planning purposes. Knowles also believes that these measures assist it with comparing its performance between various reporting periods on a consistent basis, as these measures remove from operating results the impact of items that, in Knowles’ opinion, do not reflect its core operating performance including, for example, stock-based compensation, certain intangibles amortization expense, fixed asset impairment charges, restructuring, production transfer costs, and other charges which management considers to be outside our core operating results. Knowles believes that its presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts with the same information that Knowles uses internally for purposes of assessing its core operating performance.

About Knowles
Knowles Corporation (NYSE: KN) is a market leader and global provider of advanced micro-acoustic, audio processing, and precision device solutions, serving the mobile consumer electronics, communications, medtech, defense, automotive, and industrial markets. Knowles uses its leading position in MEMS (micro-electro-mechanical systems) microphones and strong capabilities in audio processing technologies to optimize audio systems and improve the user experience in mobile, ear, and IoT applications. Knowles is also the leader in acoustic components, high-end capacitors, and mmWave RF solutions for a diverse set of markets. Knowles’ focus on the customer, combined with unique technology, proprietary manufacturing techniques, rigorous testing, and global scale, enables it to deliver innovative solutions that optimize the user experience. Founded in 1946 and headquartered in Itasca, Illinois, Knowles is a global organization with employees in 12 countries. The company continues to invest in high value solutions to diversify its revenue and increase exposure to high growth markets. For more information, visit knowles.com.

Forward Looking Statements
This news release contains forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, such as statements about our future financial performance, our continued business operations during the COVID-19 pandemic and expectations for continued investments. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” and similar expressions, among others, generally identify forward-looking statements, which speak only as of the date the statements were made. The statements in this news release are based on currently available information and the current expectations, forecasts, and assumptions of Knowles’ management concerning risks and uncertainties that could cause actual outcomes or results to differ materially from those outcomes or results that are projected, anticipated, or implied in these statements, including risks relating to the COVID-19 pandemic, including but not limited to, the risk of new and different government restrictions that limit our ability to do business, the risk of infection in our workforce that subsequently impact on our ability to conduct business, the risk that our supply chain or customer demand may be negatively impacted and the potential for costs associated with our operations to be greater than we anticipate as a result of all of these factors. Other risks and uncertainties include, but are not limited to: unforeseen changes in MEMS microphone demand from our largest customers, in particular, two North American, a Korean, and Chinese OEM customers; the success and rate of multi-microphone and smart microphone adoption and proliferation of our “intelligent audio” solutions, including our audio edge processors, to high volume platforms; our ongoing ability to execute our strategy to diversify our end markets and customers; our ability to stem or overcome price erosion in our segments; fluctuations in our stock's market price; fluctuations in operating results and cash flows; our ability to prevent or identify quality issues in our products or to promptly remedy any such issues that are identified; the timing of OEM product launches; risks associated with increasing our inventories in advance of anticipated orders by customers; global economic instability including the recent economic slowdown in China; the impact of changes to laws and regulations that affect the Company’s ability to offer products or services to customers in different regions; risks associated with shareholder activism, including proxy contests; our ability to achieve continued reductions in our operating expenses; the ability to qualify our products and facilities with customers; our ability to obtain, enforce, defend or monetize our intellectual property rights; difficulties or delays in and/or the Company’s inability to realize expected cost synergies from its acquisitions; increases in the costs of critical raw materials and components; availability of raw materials and components; managing new product ramps and introductions for our customers; our dependence on a limited number of large customers; our ability to maintain and expand our existing relationships with leading OEMs in order to maintain and increase our revenue; increasing competition and new entrants in the market for our products; our ability to develop new or enhanced products or technologies in a timely manner that achieve market acceptance; our reliance on third parties to manufacture, assemble, and test our products and sub-components; escalating international trade tensions, new or increased tariffs and trade wars among countries; financial risks, including risks relating to currency fluctuations, credit risks and fluctuations in the market value of the Company; market risk associated with fluctuations in commodity prices, particularly for various precious metals used in our manufacturing operation, and changes in tax laws, changes in tax rates and exposure to additional tax liabilities; and other risks, relevant factors, and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, subsequent Reports on Forms 10-Q and 8-K and our other filings we make with the U.S. Securities and Exchange Commission. Knowles disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.